UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2015

CombiMatrix Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33523	47-0899439
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

310 Goddard, Suite 150, Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2015, the stockholders of CombiMatrix Corporation (the “Company”) approved the amendment and restatement of the Company’s 2006 Stock Incentive Plan to extend its expiration date by 10 years, to increase the number of shares of common stock available for grant thereunder by 1,000,000 shares, from 2,000,000 shares to 3,000,000 shares, and to effect various other changes thereunder, including increasing the number of shares of common stock that may be issued to any one person pursuant to stock options, separately exercisable stock appreciation rights, direct stock issuances or restricted stock units that may qualify as performance-based compensation under Internal Revenue Code Section 162(m) within any calendar year by 100,000 shares to a maximum of 300,000 shares of common stock, and removing the automatic option grant program for non-employee Board members.

The Company’s 2006 Stock Incentive Plan (as amended and restated June 17, 2015) is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The Company held its 2015 annual meeting of stockholders on June 17, 2015. The following proposals were approved according to the following final voting results:

To elect the six (6) directors named in the proxy statement to serve until the 2016 annual meeting of stockholders and until their successors have been duly elected and qualified:

Director Candidate	For	Withheld	Broker Non-Votes

Scott Gottlieb, M.D.	4,253,973	576,994	4,806,686
Robert E. Hoffman	4,254,001	576,966	4,806,686
R. Judd Jessup	4,158,769	672,198	4,806,686
Jeremy M. Jones	4,253,150	577,817	4,806,686
Mark McDonough	4,254,007	576,960	4,806,686
Lâle White	4,253,182	577,785	4,806,686

To approve the amendment and restatement of the Company’s 2006 Stock Incentive Plan to extend its expiration date by 10 years, to increase the number of shares of common stock available for grant thereunder by 1,000,000 shares, from 2,000,000 shares to 3,000,000 shares, and to effect various other changes thereunder:

For	3,975,051
Against	834,628
Abstain	21,288
Broker Non-Votes	4,806,686

To reapprove the performance goals under the Company’s 2006 Stock Incentive Plan to preserve the ability to deduct compensation that qualifies as performance-based compensation under Section 162 (m) of the Internal Revenue Code of 1986, as amended:

For	4,057,017
Against	749,455
Abstain	24,495
Broker Non-Votes	4,806,686

To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for 2015:

For	9,328,517
Against	289,082
Abstain	20,054
Broker Non-Votes	0

Item 9.01.                                        Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits.

Exhibit No.	Description of Exhibit

10.1	CombiMatrix Corporation 2006 Stock Incentive Plan (as amended and restated June 17, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION
(Registrant)

Dated: June 19, 2015	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer